UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Baker Hughes Company

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of Stockholders of Baker Hughes Company (the "Company") was held on May 14, 2020 (the "Annual Meeting") to (i) elect nine members to the Board of Directors (the "Board") to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, and (iii) ratify KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2020. Each director nominated was elected, the advisory vote to approve the Company's executive compensation program and the ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2020 were each approved.

As of March 23, 2020, the record date, there were 653,740,913 shares of Class A common stock ("Class A Common Stock") issued and outstanding and entitled to vote at the Annual Meeting and 377,427,884 shares of Class B common stock (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. There were 974,570,100 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the plurality of votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting and entitled to vote is needed to elect each director. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.

The number of votes for, withheld and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Withheld Votes	Broker Non-Votes
W. Geoffrey Beattie	869,172,053	70,426,355	34,971,692
Gregory D. Brenneman	935,443,246	4,155,162	34,971,692
Cynthia B. Carroll	938,148,712	1,449,696	34,971,692
Clarence P. Cazalot, Jr.	938,079,675	1,518,733	34,971,692
Nelda J. Connors	845,327,472	94,270,936	34,971,692
Gregory L. Ebel	927,500,415	12,097,993	34,971,692
Lynn L. Elsenhans	938,156,123	1,442,286	34,971,692
John G. Rice	689,305,897	250,292,512	34,971,692
Lorenzo Simonelli	918,766,220	20,832,189	34,971,692

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
865,879,883	73,348,951	369,575	34,971,692

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2020 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
973,501,864	651,182	417,055	0

Item 8.01. Other Events

On May 14, 2020, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board and W. Geoffrey Beattie as Lead Director. The Board also made the following committee appointments:

Audit Committee	Compensation Committee	Governance & Nominating Committee	Conflicts Committee (subcommittee of Governance & Nominating Committee)
Gregory L. Ebel*	Gregory D. Brenneman*	Lynn L. Elsenhans*	Clarence P. Cazalot *
W. Geoffrey Beattie	John G. Rice	Gregory D. Brenneman	Gregory D. Brenneman
Lynn L. Elsenhans	Clarence P. Cazalot	Clarence P. Cazalot	Lynn L. Elsenhans
Cynthia B. Carroll	Nelda J. Connors	W. Geoffrey Beattie
Gregory L. Ebel
* Chair

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Dated: May 15, 2020	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary